UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

PITOOEY!, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Scottsdale, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(888) 273-0929
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company announced today that the PITOOEY! app is scheduled to launch on the Android Marketplace on Friday, February 19th, 2014.

For consumers, the PITOOEY! app was created so individuals can easily interact with the businesses they frequent most, or might be interested in frequenting in the future. By downloading the PITOOEY! app to a phone, an individual can search for businesses in their area that has products and services they are interested in, and they add them to a list. By building this list, the businesses can then send the user updates and specials.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Press release dated February 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, INC. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	Chief Executive Officer	February 4, 2014
Jacob DiMartino

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